T. Rowe Price New Income Fund

Supplement to Prospectus and Summary Prospectus dated October 1, 2022

The following change is effective as of May 1, 2023.

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Saurabh Sud will join Stephen L. Bartolini as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Sud joined T. Rowe Price in 2018.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Saurabh Sud will join Stephen L. Bartolini as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Sud joined the Firm in 2018, and his investment experience dates from 2006. During the past five years, he has served as a portfolio manager with the Firm.

The date of this supplement is March 30, 2023.

F43-041 3/30/23